                               [SpaceDev Logo Here]

                                13855 Stowe Drive
                             Poway, California 92064


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 19, 2002

TO THE SHAREHOLDERS OF SPACEDEV, INC.:

         The annual meeting of the shareholders of SpaceDev, Inc. (the "Company") will be held at 13855 Stowe Drive, Poway, California 92064, on July 19, 2002, at 1:00 P.M. for the following purpose:

         1.       To elect a Board of Directors for the Company.

         2. To approve the continuation of Nation Smith Hermes Diamond, Accountants & Consultants, P.C. as the Company's independent public accountants for the fiscal year ending December 31, 2002.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF EACH OTHER ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

         Shareholders of record at the close of business on May 31, 2002, are the only persons entitled to notice of and to vote at the meeting.

         Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE FILL IN THE INFORMATION COMPLETLY. PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY FURTHER SOLICITATION EXPENSE. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Proxy Statement in the section entitled "ANNUAL MEETING OF SHAREHOLDERS - JULY 19, 2002." A return envelope is enclosed for your convenience.

                                                           /s/ Susan Benson
                                                           ----------------
                                                           Susan Benson
                                                           Secretary

                                                           Dated: June 26, 2002

                    ----------------------------------------

                                 PROXY STATEMENT

                    ----------------------------------------


                                 SPACEDEV, INC.
                                13855 Stowe Drive
                             Poway, California 92064


                 ANNUAL MEETING OF SHAREHOLDERS - JULY 19, 2002

         The enclosed Proxy is solicited by the Board of Directors of SpaceDev, Inc. (the "Board") in connection with the annual meeting of shareholders of SpaceDev, Inc. (the "Company") to be held on July 19, 2002 at 1:00 P.M. at 13855 Stowe Drive, Poway, California 92064, and at any adjournments thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of Shareholders' Meeting and this Proxy Statement, will be paid by the Company. Such mailing took place on approximately June 26, 2002. Representatives of the Company may, without cost to the Company, solicit Proxies for the management of the Company by means of mail, telephone or personal calls.

         A Proxy with respect to the Company may be revoked before the meeting by giving written notice of revocation to the Secretary of the Company, or may be revoked at the meeting, prior to voting. Unless revoked, properly executed Proxies with respect to the Company will be voted as indicated in this Proxy Statement. In instances where choices are specified by the shareholders in the Proxy, those Proxies will be voted or the vote will be withheld in accordance with each shareholder's choice. An "abstention" on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote "against" such proposal. Should any other matters come before the meeting, it is the intention of the persons named as Proxies in the enclosed Proxy to act upon them according to their best judgment.

         Only shareholders of record at the close of business on May 31, 2002 may vote at the meeting or any adjournments thereof. As of that date there were issued and outstanding approximately 14,858,396 common shares of all classes, $.0001 par value, of the Company. Each shareholder of the Company is entitled to one vote for each share of the Company held. Voting for the election of directors is not cumulative, which means that the holders of a majority of the Company's outstanding shares have the power to elect the entire board of directors of the Company. None of the matters to be presented at the meeting will entitle any shareholder of the Company to appraisal rights. In the event that Proxies which are sufficient in number to constitute a quorum are not received by July 17, 2002, the persons named as Proxies may propose one or more adjournments of the meeting to permit further solicitation of Proxies. Such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the meeting. The persons named as Proxies will vote in favor of such adjournment. At the annual meeting, the shareholders of the Company will be asked to re-elect the current members of the Board and to approve the selection of the independent public accountant for the Company.

                                 SHARE OWNERSHIP

     The following table provides information as of May 31, 2002 concerning the beneficial ownership of the Company's common stock by (i) each director, (ii) each named executive officer, (iii) each shareholder known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, and (iv) the directors and officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investing power with respect to all shares of Common Stock owned by them.

------------------------------ ----------------------------------- ---------------------------- --------------------
                                 Name and Address of Beneficial       Amount and Nature of
Title of Class                               Owner                    Beneficial Ownership       Percent of Class
------------------------------ ----------------------------------- ---------------------------- --------------------
$.0001 par value common stock  James W. Benson, CEO and                           9,578,413(2)        68%(1)
                               President and
                               Susan Benson, Secretary
                               13855 Stowe Drive
                               Poway, California 92064

$.0001 par value common stock  Curt Dean Blake, Vice President                              --         <0.1
                               13855 Stowe Drive
                               Poway, California 92064

$.0001 par value common stock  Wesley T. Huntress Jr., Director                          8,868         <0.1%
                               13855 Stowe Drive
                               Poway, California  92064

$.0001 par value common stock  General Howell M. Estes, III,                                --         <0.1%
                               Director
                               13855 Stowe Drive
                               Poway, California  92064

$.0001 par value common stock  Robert S. Walker, Director                                   --         <0.1%
                               13855 Stowe Drive
                               Poway, California  92064

$.0001 par value common stock  Officers and Directors as a group                     9,587,281        65%(1)


(1) Where persons listed on this table have the right to obtain additional shares of Common Stock through the exercise of outstanding options or warrants or the conversion of convertible securities within 60 days from May 31, 2002, these additional shares are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by such persons, but are not deemed outstanding for the purpose of computing the percentage owned by any other person. Percentages are based on total outstanding shares of 14,858,396 on May 31, 2002.
(2) Represents 186,000 shares held directly by James W. and Susan Benson; 8,895,000 shares held by SD Holdings, LLC, an entity controlled by James W. Benson; and 497,413 shares recently transferred from SD Holdings, LLC to Space Development Institute, a 501(c)(3) corporation.

                          ANNUAL REPORT OF THE COMPANY

         The annual report of the Company containing audited financial statements for the twelve months ended December 31, 2001 was mailed to the shareholders on or about June 26, 2002.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         It is intended that the enclosed Proxy will be voted for the election of the seven (7) persons named below as directors for the Company unless such authority has been withheld in the respective Proxy. The term of office of each person elected to be a director of the Company will be until the next regular or annual meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify. Pertinent information regarding each nominee for the past five years is set forth following his name below.


----------------- --------------------------------------------------------------------------- ----------------------
NAME AND AGE                 POSITION WITH THE COMPANY AND PRINCIPAL OCCUPATIONS                     ADDRESS
----------------- --------------------------------------------------------------------------- ----------------------
James W. Benson   Mr. Benson is the founder, Chairman and Chief Executive Officer of the      13855 Stowe Dr.
(57)              Company. Mr. Benson served as President of the Company until he             Poway, CA 92064
                  resigned from that position on February 4, 2000. Mr. Benson is also a
                  Director of the Company, a position he has held since October 1997. In
                  1984, Mr. Benson founded Compusearch Software Systems in McLean,
                  Virginia. The company was based on use of personal computers to create full text indexes of massive government procurement regulations and to provide fast full text searches for any word or phrase; the first instance of large scale, commercial implementation of PC-based full text searching. In 1995, Mr. Benson sold Compusearch. Mr. Benson started SpaceDev LLC, which was acquired by the Company in October
                  1997. Mr. Benson holds a Bachelor of Science degree in Geology from the
                  University of Missouri. He founded the non-profit Space Development
                  Institute and introduced the $5,000 Benson Prize for Amateur Discovery of Near Earth Objects. He is also Vice-Chairman and private sector representative on NASA's national Space Grant Review Panel and a member of the American Society of Civil Engineers subcommittee on Near Earth
                  Object Impact Prevention and Mitigation.
----------------- --------------------------------------------------------------------------- ----------------------
Scott McClendon   Scott McClendon does not currently serve on the Company's Board of           13855 Stowe Dr.
(62)              Directors and will represent an independent director if elected. Mr.         Poway, CA 92064
                  McClendon currently sits on the Board of Directors for Overland Data,
                  Inc., where he acts as Chairman of the Board. He has served as
                  President and Chief Executive Officer of Overland Data, a reporting company, from October 1991 to March 2001, when he was named Chairman, and was an officer and employee of that Company until June 2001. Before going to work with Overland Data, Mr. McClendon was employed by
                  Hewlett-Packard Company, a global manufacturer of computing, communications and measurement products and services, for over 32 years in various positions in engineering, manufacturing, sales and marketing. He last served as the General Manager of the San Diego
                  Technical Graphics Division and Site Manager of Hewlett-Packard in San
                  Diego, California. Mr. McClendon received a B.S. degree in electrical engineering in June 1960, and a Master of Science degree in electrical engineering in June 1962 from Stanford University School of
                  Engineering. He currently sits on the School of Engineering Dean's
                  Advisory Board for the University of California San Diego.
----------------- --------------------------------------------------------------------------- ----------------------

                                       4

----------------- --------------------------------------------------------------------------- ----------------------
Curt Dean Blake   Curt Dean Blake was appointed to the Board on September 5,                  13855 Stowe Dr.
(44)              2000. Mr. Blake acted as the Chief Operating Officer of the                 Poway, CA 92064
                  Starwave Corporation from 1993 until 1999, where he managed business development, finance, legal and business affairs, and operations for the world's most successful collection of
                  content sites on the Internet. During that time, he developed business strategies, financial models, and structured and
                  negotiated venture agreements for Starwave's flagship site,
                  ESPN Sportszone, at that time the highest traffic destination site on the Internet. He also developed and negotiated venture agreements with the NBA, NFL, Outside Magazine and NASCAR to create sites around these brands. Mr. Blake negotiated sale of controlling interest in Starwave Corporation to Disney/ABC
                  (NYSE:DIS). Prior to Starwave, Mr. Blake worked at Corbis from
                  1992 to 1993, where he led the acquisitions and licensing
                  effort to fulfill Bill Gates' vision of creating the largest taxonomic database of digital images in the world. Mr. Blake acted as General Counsel to Aldus Corporation (now
                  NASDAQ:ADBE) from 1989 to 1992, where he was responsible for all legal matters of the $125 million public corporation and its subsidiaries. Prior to that, Mr. Blake was an attorney at
                  Shidler, McBroom, Gates and Lucas, during which time he was assigned as onsite counsel to the Microsoft Corporation
                  (Nasdaq:MSFT) where he was primarily responsible for the
                  domestic OEM/Product Support and Systems Software divisions.
                  Mr. Blake has an MBA and JD from the University of Washington.
                  Mr. Blake currently sits on the Board of  Directors of FullPlay
                  Media Systems, Inc., a fully reporting company, and InstantService.com.
----------------- --------------------------------------------------------------------------- ----------------------
Howell M.         General Estes (USAF Retired) was appointed to the Company's                 13855 Stowe Dr.
Estes, III        Board of Directors on April 2, 2001. General Estes retired                  Poway, CA 92064
(59)              from the United States Air Force in 1998 after serving for 33 years. At that time he was the Commander-in-Chief of the North
                  American Aerospace Defense Command (CINCNORAD) and the United
                  States Space Command (CINCSPACE), and the Commander of the Air
                  Force Space Command (COMAFSPC) headquartered at Peterson AFB,
                  Colorado. In addition to a Bachelor of Science Degree from the
                  Air Force Academy, he holds a Master of Arts Degree in Public
                  Administration from Auburn University and is a graduate of the
                  Program for Senior Managers in Government at Harvard's JFK
                  School of Government. Gen. Howell Estes is the President of
                  Howell Estes & Associates, Inc., a wholly owned consulting firm to CEOs, Presidents and General Managers of aerospace and telecommunications companies worldwide. He serves as Vice
                  Chairman of the Board of Trustees at The Aerospace
                  Corporation. He served as a consultant to the Defense Science
                  Board Task Force on SPACE SUPERIORITY and more recently as a commissioner on the U.S.  Congressional Commission to Assess United
                  States National Security Space Management and Organization
                  (the "Rumsfeld Commission").
----------------- --------------------------------------------------------------------------- ----------------------

                                       5

----------------- --------------------------------------------------------------------------- ----------------------
Robert S. Walker  Robert S. Walker was appointed to the Company's Board of                    13855 Stowe Dr.
(59)              Directors on April 2, 2001. Mr. Walker has acted as Chairman                Poway, CA 92064
                  of Wexler & Walker Public Policy Associates in Washington,
                  D.C. since January 1997. As a former Congressman (1977-1997),
                  Chairman of the House Science Committee, Vice Chairman of the
                  Budget Committee, and a long-time member of the House
                  Republican leadership, Walker became a leader in advancing the nation's space program, especially the arena of commercial space, for which he was the first sitting House Member to be awarded NASA's highest honor, the Distinguished Service Medal.
                  Bob Walker is a frequent speaker at conferences and forums.
                  His main issues include the breadth and scope of space
                  regulation today, and how deregulation could unleash the
                  telecommunications, space tourism, broadcast and Internet
                  industries. Mr. Walker currently sits on the boards of
                  directors of DCH Technology, Inc. and Aerospace Corporation, positions held since January 1999 and March 1997,
                  respectively. DCH Technology, Inc. is subject to the reporting requirements of the Securities Exchange Act of 1934. Wexler &
                  Walker is a Washington-based, full-service government
                  relations firm founded in 1981. Wexler & Walker principals have served in Congress, in the White House and federal
                  agencies, as congressional staff, in state and local
                  governments and in political campaigns. Wexler & Walker is a leader on the technology issues of the twenty-first century.
                  During 2001, the Company incurred consulting fees with Hill and
                  Knowlton, Inc., an affiliate of Wexler & Walker, in an aggregate amount of $36,493.13.
----------------- --------------------------------------------------------------------------- ----------------------
Wesley T.         Wesley T. Huntress was elected to the Company's Board of                    13855 Stowe Dr.
Huntress (58)     Directors as an Independent Director at the Company's annual                Poway, CA 92064
                  shareholder meeting held June 30, 1999. Dr. Huntress is
                  currently Director of the Geophysical Laboratory at the
                  Carnegie Institution of Washington in Washington, DC, where he leads an interdisciplinary group of scientists in the fields of high-pressure science, astrobiology, petrology and
                  biogeochemistry. Prior to his appointment at Carnegie, Dr.
                  Huntress served the Nation's space program as the Associate
                  Administrator for Space Science at NASA from October 1993
                  through September 1998 where he was responsible for NASA's programs in astrophysics, planetary exploration, and space physics. During his tenure, NASA space science produced
                  numerous major discoveries, and greatly increased the launch rate of missions. These discoveries include the discovery of possible ancient microbial life in a Mars meteorite; a
                  possible subsurface ocean on Jupiter's moon Europa; the
                  finding that gamma ray bursts originate at vast distances from
----------------- --------------------------------------------------------------------------- ----------------------

                                       6

----------------- --------------------------------------------------------------------------- ----------------------
                  the Milky Way and are extraordinarily powerful; discovery of massive rivers of plasma inside the Sun; and a wealth of
                  announcements and images from the Hubble Space Telescope,
                  which have revolutionized astronomy as well as increased
                  public interest in the cosmos. Dr. Huntress also served as a
                  Director of NASA's Solar System Exploration Division from 1990 to 1993, and as special assistant to NASA's Director of the
                  Earth Science and Applications from 1988 to 1990. Dr. Huntress came to NASA Headquarters from Caltech's Jet Propulsion
                  Laboratory (JPL). Dr. Huntress joined JPL as a National
                  Research Council resident associate after receiving is B.S. in
                  Chemistry from Brown University in 1964 and his Ph.D. in
                  Chemical Physics from Stanford in 1968. He became a permanent research scientist at JPL in 1969. He and his JPL team gained an international reputation for their pioneering studies of chemical evolution in interstellar clouds, comets and
                  planetary atmospheres. At JPL Dr. Huntress served as
                  co-investigator for the ion mass spectrometer experiment in the Giotto Halley's Comet mission, and as an interdisciplinary scientist for the Upper Atmosphere Research Satellite and
                  Cassini missions. He also assumed a number of line and
                  research program management assignments while at JPL, and spent a year as a visiting professor in the Department of Planetary
                  Science and Geophysics at Caltech.
----------------- --------------------------------------------------------------------------- ----------------------
Stuart E.         Mr. Schaffer has served as the Company's Vice President of Product          13855 Stowe Dr.
Schaffer (42)     Development and Marketing since May 20, 2002. From 1998 to                  Poway, CA 92064
                  2001, Mr. Schaffer acted as Vice President of Marketing for
                  Infocus Corporation, a fully reporting company, where he
                  managed all aspects of the marketing mix for market-share
                  leading digital projection business throughout the Americas region. In that position, Mr. Schaffer revitalized the Proxima brand, managed a multi-million dollar annual advertising,
                  communications and program budget, directed multiple outside and in-house agencies, led product marketing teams in defining and delivering both mobile and conference room digital
                  projector product lines, developed channel strategies and
                  programs for both value-added and volume channels, served as primary press spokesperson for the company, established a
                  market intelligence structure focused on developing customer and industry knowledge and spearheaded merger teams to ensure the smooth transition of the merger between the Infocus and
                  Proxima marketing organizations. Prior to his employment by
                  Infocus Corporation, Mr. Schaffer worked for the
                  Hewlett-Packard Company from 1985 to 1998, where he held
                  various positions in Business Development, Marketing and
                  Business Planning. Mr. Schaffer worked with the Leukemia &
                  Lymphoma Society, on a volunteer basis, as an Assistant Coach and Mentor from 2000 through the date of employment with the
                  Company. In that capacity, he was responsible for ensuring that participants in the Society's Team-in-Training Program reached their goal to run a marathon, while mentoring them in fundraising for research and aid for patients suffering from
                  Leukemia and other blood-related cancers. Mr. Schaffer has an
                  MBA from Harvard University (1985) and a BS degree in physics from Harvey Mudd College (1981).
----------------- --------------------------------------------------------------------------- ----------------------

         Three of our independent directors currently sit on the Boards of Directors of other Reporting Companies. "Reporting Companies" include companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") or subject to the requirements of Section 15(d) of the 1934 Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

         In voting for directors, you must vote all of your shares noncumulatively. This means that the owners of a majority of the Company's outstanding shares have the power to elect the Company's entire board of directors. The vote of a majority of shares of the Company represented at the meeting, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees to the Board. By completing the Proxy, you give the Proxy the right to vote for the persons named in the table above. If you elect to withhold authority for any individual nominee or nominees, you may do so by making an "X" in the box marked "VOTE FOR NOMINEE(S) NOT LINED OUT," and by striking a line through the nominees' name or names on the Proxy that you do not vote for.

         The Company has a standing audit committee comprised of Mr. Blake and Dr. Huntress. The Company does not have a nominating committee. The Company does not maintain any pension, retirement or other arrangement other than as disclosed in the following table for compensating its Directors. The board of directors for the Company took action nineteen (19) times during its last fiscal year: four (4) times at regular or special meetings attended by all of the members of the Board either personally or telephonically, and fifteen (15) times by unanimous written consent.

         The Company does not currently have an advisory board.

         The following table sets forth the remuneration paid to the Company's directors during its fiscal year ended December 31, 2001. The Company does not pay directors who are also officers of the Company additional compensation for their service as directors.

--------------------- ------------------------------------------------------ ---------------------------------
                                        Cash Compensation                            Security Grants
                      ------------------------------------------------------ ---------------------------------
                                                                                            Number of
                                                                                            Securities
                      Annual Retainer                    Consulting          Number of      Underlying
Name                  Fees              Meeting Fees     Fees/Other Fees     Shares         Options/SARs
--------------------- ----------------- ---------------- ------------------- -------------- ------------------
James W. Benson                      -                -                   -              -                  -
--------------------- ----------------- ---------------- ------------------- -------------- ------------------
Charles H.
Lloyd                                -                -                   -              -                  -
--------------------- ----------------- ---------------- ------------------- -------------- ------------------
Wesley T. Huntress                   -                -                   -                            20,000
--------------------- ----------------- ---------------- ------------------- -------------- ------------------
Curt Dean Blake                      -                -              $1,473              -             30,000
--------------------- ----------------- ---------------- ------------------- -------------- ------------------
General Howell M.                    -                -                   -              -             26,667
Estes, III(1)
--------------------- ----------------- ---------------- ------------------- -------------- ------------------
Robert S. Walker(1)                  -                -                   -              -             26,667
--------------------- ----------------- ---------------- ------------------- -------------- ------------------

(1) Pursuant to its policy regarding compensation of independent directors, the Company issued Mr. Estes III and Mr. Walker options to purchase a total of $10,000 in common shares, or 13,334 shares at a per share price of $.75, upon acceptance of their positions as directors for the Company. The exercise price of the shares represents the fair market value on April 16, 2002, the date of issuance. The options vest at a rate of 50% on April 16, 2002 and the remaining 50% on April 16, 2004. Mr. Estes III and Mr. Walker also received options to purchase 20,000 shares each on April 18, 2001, July 20, 2001 and October 17, 2001 for their attendance at two telephonic meetings and one in person meeting of the Company's Board of Directors. These options vest as follows: 50% on the one-year anniversary of the grant date and 50% on the two-year anniversary of the grant date.

         Each of the nominees has agreed to serve as a director of the Company until his replacement is elected and qualified. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of each nominee to serve as a director of the Company.

         Each of the Company's current directors is a nominee for director. Pertinent information regarding each is set forth following his name above.

         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE TO ELECT EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY.

                                   PROPOSAL 2

                          RATIFICATION OR REJECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Nation Smith Hermes Diamond, Accountants & Consultants, P.C. as the Company's independent accountants for the fiscal year ending December 31, 2002 and has directed that management submit the selection of independent accountants to the stockholders for ratification at the Annual Meeting. Nation Smith Hermes Diamond, Accountants & Consultants, P.C. audited the Company's financial statements for fiscal 2001. No representative of Nation Smith Hermes Diamond, Accountants & Consultants, P.C. is expected to be present at the Annual Meeting.

         Stockholders are not required to ratify the selection of Nation Smith Hermes Diamond, Accountants & Consultants, P.C. as the Company's independent accountants. However, the Board is submitting the selection of Nation Smith Hermes Diamond, Accountants & Consultants, P.C. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

AUDIT FEES

         The fees billed by Nation Smith Hermes Diamond, Accountants & Consultants, P.C. for professional services for the audit of the Company's annual consolidated financial statements for the 2001 Fiscal Year and the review of the quarterly consolidated financial statements was $54,000. The aggregate fees for non-audit services rendered to the Company during the 2001 Fiscal Year were $19,250. Non-audit services include fees for tax consultation, tax preparation and fees associated with an audit by the Internal Revenue Service.

         The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to ratify the selection of Nation Smith Hermes Diamond, Accountants & Consultants, P.C.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE IN FAVOR OF THE PROPOSAL. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE IN FAVOR OF THE PROPOSAL TO RATIFY THE SELECTION OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                  OTHER MATTERS

         Management does not intend to present any business at the meeting not mentioned in this Proxy Statement, and currently knows of no other business to be presented. If any other matters are brought before the meeting, the appointed proxies will vote all Proxies on such matters in accordance with their judgment of the best interests of the Company.

                             AUDIT COMMITTEE REPORT

         Following is the report of the Audit Committee with respect to the Company's audited consolidated financial statements for the fiscal year ended December 31, 2001, which include the consolidated balance sheets of the Company as of December 31, 2001 and 2000 and the related consolidated statements of operations, shareholders' equity and cash flow for each of the fiscal years ended December 31, 2001 and 2000, and the notes thereto.

         The Audit Committee of the Company's Board of Directors currently consists of two directors, neither of whom are employees of the Company or any of its subsidiaries. Pursuant to an Audit Committee Charter adopted on April 19, 2002, the Audit Committee is required to be comprised of at least three directors. Immediately following the meeting, the Board of Directors will meet to, among other things, appoint a third member to the Audit Committee. The Board believes that the current members of the committee, Mr. Blake and Dr. Huntress, are "independent directors" as that term is defined under by the Nasdaq listing standards.

         At the time our recommendations were made to the Board of Directors, the Audit Committee consisted of three (3) members, including Charles H. Lloyd, the Company's former Chief Financial Officer. Due to Mr. Lloyd's position as Chief Financial Officer of the Company and his understanding of the financial statements and ability to interface with the Company's independent auditor, the Board of Directors was of the opinion that Mr. Lloyd's service on the Audit Committee was desirable at that time.

         The primary responsibility of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, and the quality and integrity of the Company's financial reports. In that respect, the Audit Committee has reviewed and discussed the audited financial statements and the footnotes thereto with management and the independent auditors. The Audit Committee has not been apprised of any misstatements or omissions in the financial statements. In addition, the Audit Committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standard No. 61, Communication with Audit Committees, including, among other items, matters related to the conduct of the audit of the Company's financial statements.

         The Audit Committee has received from the independent accountants, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, (i) a written disclosure, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditor's professional judgment, reasonably may be thought to bear on the auditor's independence, and
(ii) a letter from the independent auditor confirming that, in its professional judgment, it is independent of the Company; and the Audit Committee has discussed with the auditor the auditor's independence from the Company.

         Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001.

Submitted by the Audit Committee of the Company's Board of Directors:


Curt Dean Blake

Wesley T. Huntress

              SUPPLEMENTAL INFORMATION WITH RESPECT TO THE COMPANY

         Certain information about the current executive officers of the Company is set forth below. Each executive officer of the Company may be removed from office at any time by a majority of the Company's Board of Directors with or without cause.

JAMES W. BENSON (56) - CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD OF DIRECTORS

         Mr. Benson is the founder, Chairman and Chief Executive Officer of the Company. Mr. Benson served as President of the Company until he resigned from that position on February 4, 2000. Mr. Benson is also a Director of the Company, a position he has held since October 1997. In 1984, Mr. Benson founded Compusearch Software Systems in McLean, Virginia. The company was based on use of personal computers to create full text indexes of massive government procurement regulations and to provide fast full text searches for any word or phrase; the first instance of large scale, commercial implementation of PC-based full text searching. Mr. Benson sold Compusearch and started SpaceDev LLC, which was acquired by the Company in October 1997. Mr. Benson holds a Bachelor of Science degree in Geology from the University of Missouri. He founded the non-profit Space Development Institute and introduced the $5,000 Benson Prize for Amateur Discovery of Near Earth Objects. He is also Vice-Chairman and private sector representative on NASA's national Space Grant Review Panel and a member of the American Society of Civil Engineers subcommittee on Near Earth Object Impact Prevention and Mitigation.

SUSAN BENSON (56) - SECRETARY

         Ms. Benson has served as the Company's Secretary since its inception. She is the wife of James W. Benson. Ms. Benson was the Customer Support Manager for Compusearch Software Systems in McLean, Virginia from 1986 through 1995.

EMERY E. SKARUPA (50) - VICE PRESIDENT OF OPERATIONS

         Mr. Skarupa has served as the Company's Vice President of Operations since May 24, 2002. Prior to his employment by the Company, Mr. Skarupa did business consulting work for the consulting firm of Timberline Partners, LLC beginning in January 2002. In that position, Mr. Skarupa consulted with a variety of companies in the areas of operations, supply chain management and general management. From November 1993 to December 2001, Mr. Skarupa worked with Anacomp Corporation, a document imaging equipment manufacturer and outsource provider located in Poway, California, where he held officer positions as Senior Vice President of Operations from September 1997 to September 1999 and Senior Vice President and General Manager of the DataGraphix Business Unit from September 1999 through December 2001. As Senior Vice President of Operations, Mr. Skarupa was responsible for worldwide manufacturing, distribution and inventory control. During his tenure in that position, Anacomp experienced a decrease in inventories of 50%. Under Mr. Skarupa's leadership, the company also developed a business plan to market manufacturing expertise as a contract manufacturing services provider and saw revenues go from zero to $11 million during the first 18 months. As Senior Vice President and General Manager of Anacomp DataGraphix Business Unit, Mr. Skarupa helped to merge sales, marketing, engineering and operations functions into a cohesive team totaling 225 associates with 9 direct reports, aligned the unit to focus on the key segments of systems, supplies and manufacturing services, established a three-year plan to leverage each of the key business segments, negotiated strategic alliances related to providing integrated information management systems solutions, and reviewed business practices and organizational structure for ongoing improvement opportunities. As Vice President of Operations for the Company, Mr. Skarupa will be responsible for managing all engineering and manufacturing aspects of the Company, including the development of short-term and long-term plans, supply chains, systems and facilities and program management and assistance with strategic sales and finance planning. Mr. Skarupa has a BS degree in Business Administration and Marketing from Sacred Heart University in Bridgeport, Connecticut.

STUART E. SCHAFFER (42) - VICE PRESIDENT OF PRODUCT DEVELOPMENT AND MARKETING

         Mr. Schaffer has served as the Company's Vice President of Product Development and Marketing since May 20, 2002. From 1998 to 2001, Mr. Schaffer acted as Vice President of Marketing for Infocus Corporation, a fully reporting company, where he managed all aspects of the marketing mix for market-share leading digital projection business throughout the Americas region. In that position, Mr. Schaffer revitalized the Proxima brand, managed a multi-million dollar annual advertising, communications and program budget, directed multiple outside and in-house agencies, led product marketing teams in defining and delivering both mobile and conference room digital projector product lines, developed channel strategies and programs for both value-added and volume channels, served as primary press spokesperson for the company, established a market intelligence structure focused on developing customer and industry knowledge and spearheaded merger teams to ensure the smooth transition of the merger between the Infocus and Proxima marketing organizations. Prior to his employment by Infocus Corporation, Mr. Schaffer worked for the Hewlett-Packard Company from 1985 to 1998, where he held various positions in Business Development, Marketing and Business Planning. Mr. Schaffer worked with the Leukemia & Lymphoma Society, on a volunteer basis, as an Assistant Coach and Mentor from 2000 through the date of employment with the Company. In that capacity, he was responsible for ensuring that participants in the Society's Team-in-Training Program reached their goal to run a marathon, while mentoring them in fundraising for research and aid for patients suffering from Leukemia and other blood-related cancers. Mr. Schaffer has an MBA from Harvard University
(1985) and a BS degree in physics from Harvey Mudd College (1981).

         Susan Benson is the wife of James W. Benson. There are no other family relationships between the proposed executive officers and/or directors. The Company's address is: 13855 Stowe Drive, Poway, California 92064.

         During the fiscal years ended December 31, 1999, 2000, and 2001, the Company granted options to certain of its officers as compensation for their services pursuant to the Company's Stock Option Plan. Total compensation paid to officers of the Company for its past three fiscal years is set forth below:

                                SUMMARY COMPENSATION TABLE
                                                            ---------------------------------------
                                                                    Long Term Compensation
                        ----------------------------------- --------------------------- -----------
                               Annual Compensation                    Awards            Payouts
                        ----------------------------------- --------------------------- -----------

                                                 Other       Restricted   Securities                    All
Name and                                         Annual        Stock     Under-lying    LTIP           Other
Principal               Salary                Compen-sation  Award(s)    Options/       Payouts     Compensation
Position        Year    ($)        Bonus ($)      ($)           ($)      SARs (#)          ($)          ($)
--------------- ------- ---------- ---------- ------------- ------------ -------------- ----------- ------------
James W.        1999            -          -             -            -              -           -          -
Benson, CEO     2000       42,946          -             -            -              -           -          -
(1)             2001      147,923          -             -            -         10,000           -          -

Charles H.      1999        8,077          -             -            -        450,000           -          -
Lloyd, COO &    2000       77,770          -             -            -     750,000(2)           -          -
CFO             2001      200,000          -             -            -         10,000           -          -

Stanley         1999            -          -             -            -              -           -          -
Dubyn,          2000      125,192          -             -            -     100,000(3)           -          -
President       2001       92,844          -             -    45,170(3)              -           -          -

David           1999            -          -             -            -              -           -          -
Smith, CTO &    2000       62,308          -             -            -              -           -          -
VP (4)          2001       94,545          -             -            -              -           -          -


(1) James W. Benson was awarded 10,000 options as a part of an annual award of options to employees of the Company.
(2) 200,000 of these options were performance-based options, which terminated on December 31, 2000. Mr. Lloyd was awarded 10,000 options as a part of an annual award of options to employees of the Company. Mr. Lloyd retired from his positions with the Company on June 14, 2002.
(3) 50,000 of the Year 2000 options were performance-based options, which terminated on March 4, 2001. The 2001 restricted stock award represented 50,000 shares. Mr. Dubyn is no longer an officer or director of the Company.
(4)      David Smith is no longer an officer of the Company.

         During the last fiscal year and as of December 31, 2001, the Company granted stock options to executive officers as set forth in the following table:


                    OPTION/SAR GRANTS ENDED DECEMBER 31, 2001
                                    Individual Grants
-----------------------------------------------------------------------------------------------
                      Number of        % of Total
                      Securities       Options/SARs
                      Underlying       Granted to
                      Options/SARs     Employees in      Exercise of Base
Name                  Granted (#)      Fiscal Year       Price ($/Sh)        Expiration Date
----                  -----------      -----------       ------------        ---------------
James W. Benson          10,000             1.54%               .9469            8/27/06
Charles H. Lloyd         10,000             1.54%               .8609            8/27/07


         The following table is intended to provide information as to the number of stock options exercised by each of the executive officers listed above, the value realized upon exercise of such options, and the number and value of any unexercised options still held by such individuals.

                                                                 Number of
                                                                 Securities
                                                                 Underlying            Value of Unexercised
                                                                 Unexercised           In-the-Money
                                                                 Options/SARs at       Options/SARs at FY-
                                                                 FY-End (#)            End ($)
                      Shares Acquired                            Exercisable/          Exercisable/
Name                  on Exercise (#)     Value Realized ($)     Unexercisable         Unexercisable(1)
--------------------- ------------------- ---------------------- --------------------- ----------------------
James W. Benson                        0                      0              500,000/                    0/0
                                                                            2,010,000

Charles H. Lloyd                       0                      0             1,000,000/                   0/0
                                                                              10,000

(1) For purposes of determining whether options are "in-the-money," the Company defined fair market value as the five-day trading average of the Company's common stock on the Over-The-Counter Bulletin Board as of March 15, 2002, or $0.52 per share. None of the options listed on the table are "in-the-money."

AUDIT COMMITTEE CHARTER

         The Audit Committee of the Board of Directors currently consists of two independent directors, Messrs. Huntress and Blake. There is one vacancy on the Audit Committee represented by the resignation of Mr. Lloyd. The full Board of Directors will hold its annual meeting immediately following this meeting to, among other things, appoint an additional director to the Audit Committee.

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the preparation of the Company's internal financial statements, and the Company's audit and financial reporting process. In addition, the Audit Committee is responsible for maintaining free and open lines of communication among the Audit Committee, the independent auditors and the Company's management. The Audit

Committee consults with the Company's management and independent auditors prior to the presentation of financial statements to shareholders and, as appropriate, initiates inquiries into various aspects of the Company's financial affairs. The committee is also responsible for considering and recommending the appointment of and reviewing fee arrangements with the Company's independent auditors. It is not responsible for preparing the Company's financial statements or for planning or conducting the audits.

         On April 19, 2002, the Board of Directors adopted and approved a charter for the Audit Committee. A copy of the charter is attached hereto as Appendix A.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's next Annual Meeting of Shareholders must be received by the Company no later than May 1, 2003 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                                        /s/ Susan Benson
                                                        ----------------
                                                        SUSAN BENSON,
                                                        Secretary

                                                        Dated: June 26, 2002

                                   ADDENDUM A


                              [SpaceDev Logo Here]

                             AUDIT COMMITTEE CHARTER

         Primary responsibility for the SpaceDev, Inc. financial reporting lies with its senior management, with oversight of the Board of Directors. To help the Board of Directors carry out this oversight responsibility, an Audit Committee has been established to promote the financial transparency of the corporation and to ensure the integrity of the corporation's financial reporting processes and products. This charter is meant to identify the personnel and functions of the audit committee. These guidelines contemplate the involvement of the outside counsel and where appropriate, the involvement of the full Board of Directors.

I.       PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, quality and integrity of financial reports as well as legal compliance and business ethics. Key components of fulfilling this charge include:

         a. Facilitating and maintaining an open avenue of communication among the Board of Directors, Audit Committee, management, and the independent auditors and the internal audit staff.

         b. Oversee the corporation's internal accounting and operational controls, including assessment of strategic, financial, operational and compliance risk management, as well as financial and regulatory reporting.

         c. Review the financial statements and audit findings and take actions considered appropriate by the Audit Committee and the full Board of Directors.

         d. Provide direction to and oversight of the internal audit function.

         e. Ascertain any disagreements among audit personnel or between audit personnel and management.

         f. Affirm that accounting policies are consistent with industry practices, that correct requirements are reflected in accounting policies and that the accounting policies are consistent with a fair presentation of financial statements in conformity with generally accepted accounting principles of the United States of America.

II.      ORGANIZATION/COMPOSITION

         The chair and members of the Audit Committee shall be elected annually by the majority vote of the full Board of Directors. The Audit Committee will be comprised of three or more directors as determined by the Board, the majority of whom shall be independent directors. For purposes of this charter, an "independent director" shall be defined as a person other than an officer or employee of the corporation or its subsidiaries or any other individual having a relationship which, in the opinion of the full Board of Directors, would interfere with the exercise of independent judgment in carrying out the duties and responsibilities set forth in this charter. All members of the Audit Committee will have a working familiarity with basic finance and accounting practices and at least one member must have accounting or related financial management expertise.

III.     MEETINGS

         The Audit Committee will meet on a regular basis (quarterly) and special meetings will be called as circumstances require. The Audit Committee will meet privately with the internal auditor and the external accountants to review their findings and management's action plans to ensure internal control recommendations made by internal and external auditors have been appropriately implemented by management. The Audit Committee will request legal updates from the in-house counsel and outside legal resources as they determine the need exists. The Audit Committee members will have sole discretion in determining the meeting attendees and agenda.

IV.      RESPONSIBILITIES AND DUTIES

         The Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and provide reasonable assurance to the Board that the accounting and reporting practices of the corporation are in accordance with applicable requirements and that an effective legal compliance program exists.

         The functions and responsibilities of the Audit Committee shall be to:

   A.    GENERAL
         -------

         1. Adopt a formal written charter that is approved by the full Board of Directors which specifies scope of responsibility, process, membership, etc. The Audit Committee will review and update this charter and receive approval of changes from the full Board of Directors at least annually.

         2. Approve the selection of and the fees paid to the external accountants for the corporation. The Audit Committee will obtain opinions on the performance of the external accountants from appropriate management representatives and the internal auditor, and based upon the evaluation of the external accountants' performance, recommend that the Board retain or replace the external accountants.

         3. Ensure that the independent auditors understand that they are directly accountable to the Board of Directors and the Audit Committee.

         4. Inquire of management as to the extent to which external accountants other than the principal auditors are to be used and the rationale for using them. The Audit Committee will also review management's evaluation of the factors related to the independence of the external auditors and review its plans for engaging the external auditors in performing management advisory services during the year, if any.

         5. Maintain minutes or other records of meetings and activities. Following each meeting, the Audit Committee shall report on the proceedings of the Committee to the full Board of Directors with such recommendations as it may deem appropriate.

         6. Review with management the Form 10-KSB and the MD&A section of the annual report, and ask the extent to which the external accountants reviewed each. The Audit Committee will inquire of the independent auditor if the other sections of the annual report to shareholders and Form 10-KSB are consistent with the information reflected in the financial statements. The Audit Committee shall recommend to the Board of Directors that the audited financial statements be included in the corporation's annual report to shareholders and Form 10-KSB for the last fiscal year for filing with the SEC.

         7. Meet privately with the external accountants to request their opinion of various matters, including the quality of financial and accounting personnel and the internal audit staff.

         8. Conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

         9. Ascertain the existence of and review any material non-arm's length transactions.

   B.    EXTERNAL/INDEPENDENT ACCOUNTANTS
         --------------------------------

         1. Review with the internal auditor and the external accountants their integrated annual audit plan, including the degree of coordination and integration between the respective parties. The Audit Committee will inquire as to the extent to which the planned audit scope can be relied upon to detect fraud, non-compliance with state and federal laws and regulations, non-compliance with the SEC and the National Association of Securities Dealers, Inc.'s (NASD's) guidelines, or weaknesses in internal accounting and operational controls.

         2. Instruct the internal auditor and the external accountants that the Audit Committee expects to be advised if there are any areas that require attention or of occurrences of fraud, illegal acts, deficiencies in internal control or other irregularities.

         3. Discuss with the internal auditor and external accountants what steps are planned for providing assessment of strategic, financial, operational and compliance risk management, as well as financial and regulatory reporting.

         4. Ensure its receipt from the independent auditor of a formal written statement delineating all relationships between the independent auditors and the corporation. The Audit Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommend that the full Board of Directors take appropriate action to ensure the independence of the independent auditors.

         5. Meet with the external accountants and financial management of the corporation to review the scope of the proposed external audit for the current year. The external audit scope shall include a requirement that the external accountants inform the Audit Committee of any significant changes in the external accountant's original audit plan and that the external accountants conduct a SAS 71 Interim Financial Review prior to the company's filing of each quarterly report to shareholders (Form 10-QSB).

         6. Review with the external accountants the corporation's interim financial results included in the Form 10-QSB prior to filing with the SEC.

         7. Instruct the internal auditor and the external accountants to advise the Audit Committee when the external accountants are hired to perform management consulting services, and to report the nature and timing of such work. The Audit Committee shall consider whether the external accountants' provision of non-audit services is compatible with maintaining their independence.

         8. Instruct the internal auditor and the external accountants to advise the Audit Committee when the corporation seeks a second opinion on a significant accounting issue.

         9. Instruct the external accountants to communicate any other known matters that require the attention of the Audit Committee or the full Board of Directors.

   C.    INTERNAL AUDIT-
         ---------------
         (AT THIS TIME, THE COMPANY DOES NOT HAVE AN
         INTERNAL AUDIT FUNCTION, BUT WE HAVE PREPARED THE CHARTER ANTICIPATING SUCH A FUNCTION IN THE FUTURE)

         1. Review and approve the annual internal audit plan and any significant changes to the internal plan.

         2. Inquire of the internal auditor regarding the adequacy and effectiveness of accounting and financial controls and the responsiveness of management in correcting audit-related deficiencies, and request recommendations for improvements.

         3. Review the internal audit function of the corporation including its independence and the authority of its reporting relationships.

         4. Review, at least annually, the then current and future programs of the corporation's internal audit department, including the procedure for assuring implementation of accepted recommendations made by the auditors and the department.

         5. Make or cause to be made, from time to time, such other examinations and reviews as the Audit Committee may deem necessary with respect to the accounting practices and systems of internal control of the corporation and with respect to current accounting trends and developments, and recommend such action with respect thereto as may be deemed necessary.

         6. Inquire of the internal auditor regarding any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

         7. Review and concur in the appointment, replacement, reassignment, or dismissal of the internal auditor. The Audit Committee will annually review and approve the performance evaluation of the internal auditor after consulting with the Chief Executive Officer and the Chief Financial Officer.

   D.    FINANCIAL STATEMENTS/INTERNAL CONTROLS
         --------------------------------------

         1. Discuss with management and the external accountants the accounting principles as applied, their quality and significant assumptions, estimates and judgments used in the preparation of the financial statements.

         2. Obtain from management explanations for all significant variances in the financial statements between years. The Audit Committee will consider whether the data is consistent with the MD&A section of the corporation's annual report and Form 10-KSB.

         3. Inquire from management and the external accountants as to and request an explanation of any changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, SEC, NASD or other governing bodies that have an effect on or oversight over the financial statements of the corporation.

         4. Inquire of management and the external accountants if there were any significant financial reporting issues discussed during the accounting period reported and, if so, how they were resolved.

         5. Inquire of management and the external accountants about the existence and substance of any significant accounting accruals, reserves, or estimates made by management that had a material impact on the financial statements.

         6. Advise financial management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

         7. Advise financial management and the independent auditor to discuss with the Audit Committee their qualitative judgements about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the corporation.

         8. Consider whether the external accountants should meet with the full Board of Directors to discuss any matters relative to the financial statements and to answer any questions that the other directors might have.

   E.    AUDIT REPORT
         ------------

         Prepare, annually, an Audit Committee Report to be included in the corporation's annual proxy statement stating that the Audit Committee has reviewed and discussed the audited financial statements with management, has discussed with the external accountants the materials required by SAS 61, and has received and discussed the written disclosures and letter from the external accountants required under ISB Statement No. 1 regarding their independence.

   F.    LEGAL
         -----

         1. Meet regularly with corporation's in-house legal counsel, and outside legal counsel, as appropriate, to review any legal matters that may have a significant impact on the corporation's overall financial statements and on risk management.

         2. Review outside counsel's letter regarding litigation, claims and assessments.

         3. Discuss with management and the external accountants the substance of any significant issues raised by in-house or outside legal counsel concerning litigation, contingencies, claims or assessments, and how such matters are reflected in the corporation's financial statements.

         4. Review matters that have come to the attention of the Audit Committee through reports of management, legal counsel and others that relate to the status of compliance and anticipated future compliance with laws, regulations, internal controls, and that may be expected to be material to the corporation's financial statements.

PROXY                                                                      PROXY

                                 SPACEDEV, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 19, 2002

         The undersigned hereby appoints Emery E. Skarupa and Susan Benson, Vice President of Operations and Secretary, respectively, and each of them, as attorneys and Proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of SpaceDev, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 13855 Stowe Drive, Poway, California 92064 on July 19, 2002 at 1:00 P.M. local time and at any and all continuations and adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, on the following matters, in accordance with the following instructions, and on all matters that may properly come before the meeting. With respect to any matter not known to the Company as of July 19, 2002, such proxies are authorized to vote in their discretion.

         UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

          YOUR VOTE IS IMPORTANT. THEREFORE, YOU ARE URGED TO COMPLETE,
                    SIGN, DATE AND PROMPTLY RETURN THIS PROXY
                            IN THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on the other side)

                                 SPACEDEV, INC.

        PLEASE MARK VOTE IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
            FOR THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3.


1. To elect seven directors to hold office until the 2002 Annual Meeting of Shareholders.


         FOR          WITHHELD              VOTE FOR NOMINEE(S) NOT LINED OUT

         [  ]         [  ]                  Strike a line through the nominee(s)
                                            name or names below
                                            that you do not vote for

         NOMINEES: James W. Benson, Scott McClendon, Curt Dean Blake, Gen. Howell M. Estes, III, Robert S. Walker, Wesley T. Huntress and Stuart
         E. Schaffer.

2. To approve the continuation of Nation Smith Hermes Diamond, Accountants & Consultants, P.C. as the Company's independent public accountants for the fiscal year ending December 31, 2002.


         FOR                      AGAINST                        ABSTAIN

         [  ]                     [  ]                           [  ]



_______________________       ________________________      ____________________
Date                          Shares Held                   Signature


                                                            ____________________
                                                            Print Name


_______________________       ________________________      ____________________
Date                          Shares Held                   Signature


                                                            ____________________
                                                            Print Name

Please sign exactly as your name appears on your stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership or limited liability company, please sign the company name by authorized person.